SUNAMERICA EQUITY FUNDS

Supplement to the Prospectus dated January 29, 1999

On August 24, 1999, the Board of Directors of SunAmerica Equity Funds adopted a resolution to change the name of the SunAmerica Mid-Cap Growth Fund ("Mid-Cap Growth Fund") to the SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), which became effective on September 13, 1999. All references in the Prospectus to the "Mid-Cap Growth Fund" are replaced with "Growth Opportunities Fund."





September 10, 1999